UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2018

BROOKS AUTOMATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (978) 262-2400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02  Results of Operations and Financial Condition

On February 1, 2018, Brooks Automation, Inc. (“Brooks” or the “Company”) announced via press release its financial results for the fiscal quarter ended December 31, 2017.  A copy of the press release is attached hereto as Exhibit 99.1.

Limitation on Incorporation by Reference. The information in this Item 2.02 and in Item 9.01 of this Current Report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of the stockholders of Brooks Automation, Inc. (the “Company”) was held on January 31, 2018. The stockholders elected each of the Company’s nominees for director; approved, by a non-binding advisory vote, the overall compensation of the Company’s named executive officers; recommended, on an advisory basis, the frequency of holding an advisory vote on executive compensation; and, ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the 2018 fiscal year. The proposals below are described in detail in the Company’s definitive proxy statement dated December 13, 2017. The results are as follows:

1.Election of Directors

	For	Withhold	Broker Non-Votes
A. Clinton Allen	58,581,000	1,724,027	5,203,470
Robyn C. Davis	60,089,915	215,112	5,203,470
Joseph R. Martin	59,636,477	668,550	5,203,470
John K. McGillicuddy	59,152,411	1,152,616	5,203,470
Krishna G. Palepu	59,594,290	710,737	5,203,470
Kirk P. Pond	60,080,860	224,167	5,203,470
Stephen S. Schwartz	59,864,485	440,542	5,203,470
Alfred Woollacott, III	59,868,771	436,256	5,203,470
Mark S. Wrighton	59,865,044	439,983	5,203,470
Ellen M. Zane	59,974,071	330,956	5,203,470

2.Approval, by a non-binding advisory vote, of the overall compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
59,709,686	472,607	122,734	5,203,470

3.Recommendation, on an advisory basis, the frequency of holding an advisory vote on executive compensation

--
1-Year	2-Year	3-Year	Abstain	Broker Non-Votes
44,580,737	44,469	14,511,278	1,168,543	5,203,470

4.Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered accounting firm for the

2018 fiscal year

For	Against	Abstain	Broker Non-Votes
65,192,391	287,304	28,802	—

The results of the shareholder vote with respect to the frequency of the advisory vote on executive compensation were consistent with the recommendation of the Company’s Board of Directors that such vote be held every year.  Accordingly, the Company will hold an annual advisory say-on-pay vote until the next required vote on the frequency of shareholder votes on the compensation of executives.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

99.1 Press release issued on February 1, 2018 by Brooks Automation, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.

/s/ Jason W. Joseph
Date: February 1, 2018	Jason W. Joseph
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Ebruary 2
EXHIBIT NUMBER	DESCRIPTION OF EXHIBITS
99.1	Press release issued on February 1, 2018 by Brooks Automation, Inc.